Aerie Pharmaceuticals, Inc. Company Overview May 12, 2014 Leading Innovation in Glaucoma The Next Generation Exhibit 99.2

Important Information
Important Information
Any discussion of the potential use or expected success of our product candidates is subject to our product candidates being approved by regulatory authorities.  In addition, any discussion of clinical data results for our Rhopressa™ product candidate relate to the results in our Phase 2 clinical trials.  Our product candidate Roclatan™ is currently in Phase 2 clinical trials.
The information in this presentation is current only as of its date and may have changed or may change in the future. We undertake no obligation to update this information in light of new information, future events or otherwise. We are not making any representation or warranty that the information in this presentation is accurate or complete.
Certain statements in this presentation are “forward-looking statements” within the meaning of the federal securities laws, including beliefs, expectations, estimates, projections and statements relating to our business plans, prospects and objectives, and the assumptions upon which those statements are based.  Words such as “may,” “will,” “should,” “would,” “could,” “believe,” “expects,” “anticipates,” “plans,”
“intends,” “estimates,” “targets,” “projects” or similar expressions are intended to identify these forward-
looking statements.  These statements are based on the Company’s current plans and expectations.  Known and unknown risks, uncertainties and other factors could cause actual results to differ materially from those contemplated by the statements.  In evaluating these statements, you should specifically consider various factors that may cause our actual results to differ materially from any forward-looking statements. These risks and uncertainties are described more fully in the quarterly and annual reports that we file with the SEC, particularly in the sections titled “Risk Factors” and
“Management’s Discussion and Analysis of Financial Condition and Results of Operation.”  Such
forward-looking statements only speak as of the date they are made.  We undertake no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events or otherwise, except as otherwise required by law.

Aerie – Next Generation in Glaucoma Therapies
Rhopressa
TM
Triple Action
All Products Fully
Owned by Aerie
Roclatan
TM
Quadruple Action
• Fixed combination of Rhopressa
TM
and latanoprost
• Potential for maximal IOP lowering
• Expect P2b results late June or early July 2014,
P3 readiness mid-2015
•
Inhibits ROCK and NET, targets diseased tissue
• Consistent IOP lowering, lowers EVP
• Expect P3 efficacy data mid-2015, NDA filing mid-2016
Large Market
Opportunity
• $4.5B US/EU/JP Market with significant unmet needs
• Multiple MOAs, once daily, high efficacy and safety
• Late-stage/potential blockbuster revenue opportunity
• Full patent protection through at least 2030
• Will retain US rights and plan to partner in
JP/EU

Largest Rx market in ophthalmology: $4.5B US/EU/JP
US Glaucoma patients: 2.7M growing to 4.3M by 2030
1
Patients on more than one drug to control disease: 50%
No commonly prescribed drugs:
target the diseased tissue
relax the main fluid drain and lower EVP
Glaucoma Market
Glaucoma Market
1
National Eye Institute
show consistent efficacy across a broad range of
pressures
Expanding Market
Unmet Needs

increase
Decreases Fluid
Inflow/Production
(Ciliary Processes)
Aerie Covers the IOP-lowering Spectrum
Aerie Covers the IOP-lowering Spectrum
Increases Fluid Outflow:
Secondary Drain
(Uveoscleral Pathway)
Increases Fluid Outflow:
Primary Drain
(Trabecular Meshwork);
Lowers EVP
(Episcleral Venous Pressure)
Rhopressa™
Rhopressa™
Roclatan™
Roclatan™
AA, BB, CAI
AA, BB, CAI
PGAs
PGAs

Once Daily
2-3 Times
Daily
Non-PGA
Market
PGA: Prostaglandin Analogue; BB: Beta Blocker; AA: Alpha Agonist; CAI: Carbonic Anhydrase Inhibitor
PGA
Market
FY 2013 US Glaucoma Market = $2.0B; 31.5M TRx
Market Share in TRx
Current Product Dashboard
Bimatoprost,
11%
Travoprost,
10%
Latanoprost,
32%
BB, 15%
BB Fixed
Combo, 14%
AA, 10%
CAI, 8%

Aerie Competitive Advantage
Aerie Competitive Advantage
Clinical Efficacy Clinical Efficacy
Doses Doses
Per Per
Day Day
Tolerability Tolerability
Peak Product Peak Product
Sales* Sales*
Targeting Targeting
Diseased Diseased
Tissue Tissue
Rhopressa
TM
High; Consistent 1 Hyperemia Yes
Roclatan
TM
Potentially
Highest
1 TBD Yes
PGA High 1
Hyperemia
Iris Color Change
Other Cosmetic
$1.7B No
Beta
Blocker
Moderate 2
Cardiopulmonary
Contraindications
>$500M No
CAI Low 2 - 3
Sulfonamide
Contraindication
Bitter Taste
>$500M No
Alpha
Agonist
Low 2 - 3
Allergy
Drowsiness
>$400M No
* Peak worldwide sales for best-in-class franchise.

New MOAs
AR-13324 (Aerie) ROCK/NET inhibitor (qd) Phase 2b
K-115 (Kowa) ROCK inhibitor (bid) Phase 3 (Japan)
AMA0076 (Amakem) ROCK inhibitor (bid) Phase 2a
INO-8875 (Inotek) Adenosine-A1 agonist (bid) Phase 2
OPA-6566 (Acucela) Adenosine-A2a agonist (bid) Phase 1/2
SYL040012 (Sylentis) RNAi beta blocker (bid) Phase 2
New PGAs - not usable as add-on to current PGAs
Glaucoma Competitors in Pipeline
Rhopressa
TM
is the only new MOA product dosed once-daily
New PGAs
BOL-303259 (B+L) NO donating latanoprost (qd) Phase 3
DE-117 (Santen) EP2 agonist (qd) Phase 2a
ONO-9054 (Ono) FP/EP3 agonist (qd) Phase 1

Future drug of choice for the
80% of patients with IOP of
26 mmHg or less
Future product of choice for
patients requiring maximal IOP
lowering
Triple-Action Rhopressa
TM
Quadruple-Action Roclatan
TM
Aerie Market Positioning
Also for PGA users as add-on
therapy
Also for PGA non-responders and
those with tolerability concerns
Also for patients with low-tension
glaucoma
Efficacy potentially superior to all
currently marketed drugs
For patients with IOPs above
26 mmHg
Also for patients at any IOP with
significant disease progression

Triple-Action Rhopressa
TM
TM
Cornea
Uveoscleral
Outflow
Rhopressa
Trabecular
Meshwork
1. ROCK inhibition relaxes TM, increases outflow
2. NET inhibition reduces fluid production
3. ROCK inhibition lowers EVP
Episcleral
Veins
Schlemm’s
Canal
Mechanisms of Action:
RKI
NET
Ciliary Processes
RKI
NET
RKI
TM

29
27
25
23
21
19
17
15
13
IOP mmHg + SEM
25.8
25.6
25.5
19.8
19.5
18.4
20.2
20.0
18.7
Baseline
Day 14
Day 28

D7
D14
D28
0
-1
-2
-3
-4
-5
-6
-7
-8
Δ IOP mmHg
-6.0
-6.3
-5.9

13 glaucoma NCEs advanced from Phase 2 to Phase 3
since 1970s - All approved
Once-daily PM dosing of
0.02% Rhopressa
TM
is highly
effective
- IOP -5.7 and -6.2 mmHg  on D28
and D14
- Consistent efficacy through D28
Rhopressa
TM
efficacy results
within ~1 mmHg of
latanoprost
Favorable tolerability profile
No systemic side effects
Rhopressa
TM
Efficacy 8 AM
Diurnal Average IOP - Entry IOP 22-36 mmHg  (n=221)
Rhopressa
0.01% (n=74)
Rhopressa
0.02% (n=71)
Latanoprost
(n=76)
Rhopressa TM : Strong IOP Lowering in Phase 2b
TM
Rhopressa 0.02% q.d.
TM
TM

Δ IOP mmHg + SEM
0
-1
-2
-3
-4
-5
-6
-7
-8
-6.8
-5.7

Δ IOP mmHg + SEM
0
-1
-2
-3
-4
-5
-6
-7
-8
-5.9
-5.8

aerie

Rhopressa
TM
and latanoprost
clinically and statistically
equivalent in patients with
moderately elevated IOPs
of 22 - 26 mmHg
Latanoprost loses ~1 mmHg
efficacy
Rhopressa
TM
maintains consistent
efficacy
Latanoprost does not target the
diseased tissue – Rhopressa
TM
does
Phase 2b baseline IOP entry requirements: 24, 22, 22 mmHg (8am, 10am, 4pm)
Differentiated Rhopressa TM Efficacy Profile
Latanoprost
Baseline
22 – 26 mmHg
(n=106)
Latanoprost 0.02%
Rhopressa™
Baseline
22 – 36 mmHg
(n=221)
Full Patient Population
Moderately Elevated IOP
0.02%
Rhopressa™

Phase 2b data provided first sign of EVP-lowering:
Phase 1 study in low baseline IOP subjects:
Preclinical in vivo study:
Note: EVP contributes up to half of IOP in normotensive subjects
Consistent efficacy across baseline IOPs
Lowered average IOP by over 30%
from 16 to 11 mmHg
Lowered EVP by 35%
Rhopressa
™
EVP-Lowering Breakthrough

10,444 individuals were screened for the prevalence of Primary Open-Angle Glaucoma (POAG)
~80% of Glaucoma IOPs Are 26 mmHg
at Time of Diagnosis
Baltimore Eye Survey
* Sommer A, Tielsch JM, Katz J et al. Relationship between intraocular pressure and primary open angle glaucoma among white and black Americans: The Baltimore eye survey. Arch Ophthalmol 1991;109:1090-1095
Baseline IOP
(mmHg)
Percentage of POAG
Patients Identified
Cumulative Percentage
15 13% 13%
16-18 24% 37%
19-21 22% 59%
22-24 19% 78%
25-29 10% 88%
30-34 9% 97%
35 3% 100%

Latanoprost and Timolol Show Reduced Efficacy
Latanoprost and Timolol Show Reduced Efficacy
at Lower Baseline IOPs
at Lower Baseline IOPs
Latanoprost and timolol
lose efficacy as baseline
IOPs decline
Timolol at least 1 mmHg
less effective than
latanoprost across all
published baselines
Rhopressa equivalent/
non-inferior to latanoprost
at baselines 22 – 26 mmHg
Timolol is the standard
comparator for glaucoma
Phase 3 trials
Pooled data from three latanoprost registration studies.
Hedman and Alm; European Journal Ophthalmology;2000
0
-2
-4
-6
-8
-10
-12
-14
-16
Timolol (n = 369)
Latanoprost (n = 460)
16 18 20 22 24 26 28 30 32 34 36 38
Untreated diurnal IOP (mmHg)
™

Rhopressa TM Registration Trial Overview
Primary efficacy endpoint: IOP at all time points through Day 90
Non-inferiority design vs. timolol
- 95% CI within 1.5 mmHg at all time points, within 1.0 mmHg at a majority of time points
Planned entry IOP: Over 20 mmHg and less than 27 mmHg
- FDA has agreed to Aerie proposal for entry IOPs with no expected impact on label
- Rhopressa TM non-inferior to latanoprost at entry IOPs of 22-26 mmHg in
Phase 2b
•
FDA discussions on Phase 3 design now complete
-
Combined trials to include approximately 1,300 total patients
-
100 patients of 12 month safety data needed for NDA filing

Rhopressa TM Registration Trial Design
“Rocket 1” 90-Day Efficacy Registration Trial:
Rhopressa
TM
0.02% QD ~200 patients
Timolol BID ~200 patients
“Rocket 2” One Year Safety (3 mo. interim efficacy) Registration Trial:
Rhopressa
TM
0.02% QD
Rhopressa
TM
0.02% BID ~230 patients
Timolol BID ~230 patients
1
PGAs have been shown to be less effective when dosed BID
“Rocket 3” One Year Safety-Only Study – Canada:
Rhopressa
TM
0.02% QD ~90 patients
Rhopressa
TM
0.02% BID ~90 patients
Timolol BID ~60 patients
~230 patients
1

Ciliary Processes
Cornea
Uveoscleral
Outflow
NET
RKI
NET
RKI
Trabecular
Meshwork
Episcleral
Veins
Schlemm’s
Canal
Latanoprost
Quadruple-Action Roclatan TM
Rhopressa
TM
MOAs:
RKI
PGA
RHOPRESSA
TM
FIXED COMBINATION WITH
LATANOPROST
1. ROCK inhibition relaxes TM, increases outflow
2. NET inhibition reduces fluid production
3. ROCK inhibition lowers EVP
4. PGA receptor activation
increases uveoscleral
outflow

Change in IOP (mmHg) +SEM
Hours after first dose
1
0
-1
-2
-3
-4
-5
-6
-7
-8
0
8
16
24
32
40
48
56
64
72
80

Roclatan TM : Quadruple-Action Fixed Combination
First product to lower IOP through
all three known mechanisms, and
also lowers EVP
- Once-daily: 1 drop, 2 drugs, 3 MOAs
High efficacy in predictive
primate model
Human proof of concept
established in prior ROCKi/PGA
combination trials
- Demonstrated significant IOP
lowering beyond PGA alone
Day 2 - No IOP
measured
Dose
Dose
Dose
0.02% Roclatan
TM
vs. Latanoprost
Primates (n=6/group)
Latanoprost
Roclatan
TM

Roclatan
TM
TM Phase 2b Clinical Trial Design
Primary efficacy endpoint: Mean
diurnal IOP on Day 28
Two concentrations of Roclatan
vs. Rhopressa
TM
0.02% and
latanoprost
Trial design similar to registration
trial for fixed-dose combination
- 1-3 mmHg superiority vs. components
previously accepted by FDA
Phase 2b Protocol
Roclatan
TM
0.01%
vs.
Roclatan
TM
0.02%
vs.
Rhopressa
TM
0.02%
vs.
Latanoprost
All dosed QD PM
~300 patients
28 days
TM
June or early July 2014
Results expected to be released late

Key Milestones Financed by IPO Proceeds
Key Milestones Financed by IPO Proceeds
Started Phase 2b clinical trial
H1 2014 H1 2014 H2 2014 H2 2014
H2 2015 H2 2015
H1 2015 H1 2015
Start Phase 3 registration
trials
Late June or Early July 2014:
Roclatan
TM
Results from Phase 2b
expected
Efficacy results from
Phase 3 expected
H1 2016 H1 2016
Phase 3 prep
NDA filing expected
TM
Early-2014: Roclatan
Early 3Q 2014: Rhopressa
Mid-2015: Rhopressa
Mid-2016: Rhopressa
Mid-2015: Roclatan
TM
TM
TM
TM

Rhopressa
TM
Phase 3 registration trials
Direct clinical - $25.0M
Non-clinical - $12.4M
Roclatan
TM
Phase 2b clinical trial
Direct clinical - $2.5M
Non-clinical - $1.0M
Phase 3 enabling activities
Non-clinical - $6.3M
G&A and working capital - $20.8M
Use of IPO Proceeds:
$68M through Mid-2016
Additional Roclatan
TM
Needs:
$40M through Mid-2017
Roclatan
TM
Phase 3 registration trials
Direct clinical - $25.5M
Non-clinical - $2.0M
12 Months G&A and
working capital - $12.5
Targeted
Mid-2017: Expected NDA Approval
for
Rhopressa
TM
Expected NDA Filing for Roclatan
Financial Summary
Financial Summary
TM

26
24
22
20
18
16
14
12
10
10/31
11/30
12/31
01/31
02/28
03/31
04/30
1600k
0
10/31
11/30
12/31
01/31
02/28
03/31
04/30

23 Market Cap (dollars in millions) 10/31/13 - $243.7 12/31/13 - $418.2 5/9/14 - $348.0 23 Aerie Stock & Market Cap Performance